EXHIBIT 99.2

IVG CORP.
COMBINED PROFORMA BALANCE SHEET - UNAUDITED
JUNE 30, 2000

                                                                               PRO FORMA              PRO FORMA
                                                          JUNE 30, 2000       ADJUSTMENTS           JUNE 30, 2000
                                                          -------------       -----------           -------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                          $      7,651,934   $                      $       7,651,934
     Accounts receivable                                          10,934                                     10,934
     Inventories                                                  91,198                                     91,198
                                                        -----------------  ------------------     ------------------
                          Total current assets                 7,754,066                   0              7,754,066

PROPERTY AND EQUIPMENT, NET                                       57,845                                     57,845

RESTRICTED CASH                                                1,500,000                                  1,500,000

OTHER ASSETS                                                     269,427                                    269,427
                                                        -----------------  ------------------     ------------------
                                                        $      9,581,338   $               0      $       9,581,338
                                                        =================  ==================     ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
     Accrued expenses                                   $      1,022,331   $                      $       1,022,331
     Accounts payable                                          1,678,294                                  1,678,294
     Notes payable                                             3,559,496                                  3,559,496
     Income taxes payable                                        150,000                                    150,000
                                                        -----------------  ------------------     ------------------
                       Total current liabilities               6,410,121                   0              6,410,121

LONG-TERM DEBT                                                 1,500,000                                  1,500,000

PREFERRED STOCK                                               13,941,468         (11,759,649)(a)          2,181,819
MINORITY INTEREST                                                      0             (25,117)(b)            (25,117)
SHAREHOLDERS' EQUITY (DEFICIT)
     Common stock                                              2,230,107          (1,948,602)(c)            281,505
     Additional paid in capital                                2,706,451          31,772,959 (d)         34,479,410
     Accumulated deficit                                     (17,206,809)        (18,039,591)(e)        (35,246,400)
                                                        -----------------  ------------------     ------------------
                  Total shareholders' equity (deficit)       (12,270,251)         11,784,766               (485,485)
                                                        -----------------  ------------------     ------------------
                                                        $      9,581,338   $               0      $       9,581,338
                                                        =================  ==================     ==================

See accompanying notes.


IVG CORP.
COMBINED PROFORMA STATEMENTS OF EARNINGS - UNAUDITED


                                                                                             PRO FORMA
                                               YEAR ENDED                                   YEAR ENDED
                                              DECEMBER 31,          PRO FORMA              DECEMBER 31,
                                                  1999             Adjustments                 1999
                                            ------------------  -------------------      ------------------
Revenues                                    $         464,740   $                        $         464,740
Interest income                                             0                                            0
                                            ------------------  -------------------      ------------------
                        Total revenues                464,740                    0                 464,740
Costs and expenses:
Cost of goods sold                                    181,303                                      181,303
General and administrative                            685,517                                      685,517
Engineering and development                            24,000                                       24,000
In process technology                                       0           18,039,591 (f)          18,039,591
Settlement of lawsuit                                 760,200                                      760,200
Interest expense                                      840,346                                      840,346
Legal and litigation costs                                  0                                            0
Additional payments to note holders                         0                                            0
                                            ------------------  -------------------      ------------------
                                                    2,491,366           18,039,591              20,530,957
                                            ------------------  -------------------      ------------------
Net earnings before extraordinary item             (2,026,626)         (18,039,591)            (20,066,217)
Extraordinary item:                                                                                      0
Extinguishment of debt                                      0                                            0
                                            ------------------  -------------------      ------------------
Net earnings before taxes                          (2,026,626)         (18,039,591)            (20,066,217)
Income taxes                                                0                                            0
                                            ------------------  -------------------      ------------------
Net earnings                                $      (2,026,626)  $      (18,039,591)      $     (20,066,217)
                                            ==================  ===================      ==================

See accompanying notes.

IVG CORP.
COMBINED PROFORMA STATEMENTS OF EARNINGS - UNAUDITED

                                                                 SIX MONTHS
                                                             ENDED JUNE 30, 2000
                                                             -------------------
Revenues                                                     $          175,996
Interest income                                                          85,995
                                                             -------------------
                        Total revenues                                  261,991
Costs and expenses:
Cost of goods sold                                                      147,967
General and administrative                                              441,182
Engineering and development                                                   0
In process technology                                                         0
Settlement of lawsuit                                               (28,085,796)
Interest expense                                                        445,491
Legal and litigation costs                                            6,135,444
Additional payments to note holders                                   4,522,873
                                                             -------------------
                                                                    (16,392,839)
                                                             -------------------
Net earnings before extraordinary item                               16,654,830
Extraordinary item:
Extinguishment of debt                                                2,693,032
                                                             -------------------
Net earnings before taxes                                            19,347,862
Income taxes                                                           (150,000)
                                                             -------------------
Net earnings                                                 $       19,197,862
                                                             ===================


See accompanying notes.

IVG CORP.
NOTES TO PRO FORMA FINANCIAL INFORMATION - Unaudited

NOTE 1 - GENERAL INFORMATION

On September 28, 2000, IVG Corp. (the Company) acquired ownership of approximately 88.5% of the common stock of Swan Magnetics, Inc. Swan is a hardware development company specializing in ultra high capacity floppy disk drives and media. As part of a two step purchase transaction, the Company exchanged 20,000,000 shares of restricted common stock for approximately 88.5% of the outstanding common shares of Swan. The Company then offered, to those stockholders, an exchange of restricted common stock for warrants to purchase common stock at an exercise price equal to the market value on September 28, 2000, or $1.75. Stockholders exchanged an aggregate of 9,091,793 shares of restricted common stock of the Company for common stock warrants. The fair value of the common stock warrants was estimated on September 28, 2000 using the Black-Schoales option-pricing model with the following weighted-average assumption on stock warrants issued: an expected life of 18 months, expected volatility of 90%, and a dividend yield of 0%. This transaction adjusted the purchase price to approximately $19,005,131. The acquisition was accounted for using the purchase method. The assets and liabilities of Swan were recorded at fair market value, which approximates net book value on the date of acquisition. The accompanying unaudited combined pro forma statements of earnings for the year ended December 31, 1999 and for the six months ended June 30, 2000 are based on historical results of operations and give effect to the transaction as if it had occurred on January 1, 1999. The unaudited combined pro forma balance sheet as of June 30, 2000 gives effect to the transaction as if it had occurred as of that date. The unaudited combined pro forma balance sheet and statements of earnings and these accompanying notes should be read in conjunction with, and are qualified by, the historical financial statements of the Company and the notes thereto. This pro forma financial information is for informational purposes only and is not necessarily indicative of the future financial position or results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction described been effected as of the dates indicated above.


NOTE 2 - PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(a) Adjustment to reduce preferred stock to liquidation value based on net assets acquired in transaction.
(b) Adjustment to reflect minority interest of 12.5% of earnings as of June 30, 2000.
(c) Adjustment to record the exchange of 88.5% of the outstanding common shares of Swan that occurred in September 2000 for IVG Corp. common shares.
(d) Adjustment to reflect the effect of the transaction described in Note 1 on additional paid in capital as of June 30, 2000.
(e) Adjustment to reflect the write off of in process technology assuming a June 30, 2000 transaction date.
(f) Adjustment to write off in process technology assuming a January 1, 1999 transaction date.